UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 8, 2020

HAWAIIAN HOLDINGS INC
(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	HA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 8, 2020, Hawaiian Holdings, Inc. (the “Company”) conducted one of its periodic, company-wide webcasts to update its employees on the Company’s business, performance and plans. In the course of the webcast, Peter Ingram, the Company’s president and chief executive officer, relayed that the Company continues to experience significant operating losses, and that, based on its current planning assumption of a 10-15% reduction in its anticipated flight schedule for the summer of 2021 (as compared to historical averages), the Company expects to make commensurate reductions in employee headcount. The Company intends to offer voluntary reduction options to mitigate involuntary reductions.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current plans and expectations. Such forward-looking statements include, without limitation, the Company’s business plans, the Company’s flight schedule reductions and the related impact on employee headcount. Words such as “expects,” “anticipates,” “projects,” “intends,” “plans,” “believes,” “estimates,” “will,” variations of such words, and similar expressions are also intended to identify such forward-looking statements.

These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and assumptions relating to the Company’s operations and business environment, all of which may cause outcomes to be materially different from any expected outcomes, expressed or implied, in these forward-looking statements. These risks and uncertainties include, without limitation: the effectiveness of the Company’s cost cutting plans; the continuing and developing effects of the COVID-19 pandemic, including its impact on the demand for air travel; the Company’s dependence on tourist travel; the availability of aircraft fuel, aircraft parts and personnel; the Company’s ability to continue to generate sufficient cash; changes in the Company’s future capital needs; and other macroeconomic, political and regulatory developments.

The risks, uncertainties and assumptions described above also include the risks, uncertainties and assumptions discussed from time to time in the Company’s other public filings and public announcements, including the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q, as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. All forward-looking statements included in this document are based on information available to the Company on the date hereof. Except as required by law, the Company does not undertake to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2020

HAWAIIAN HOLDINGS, INC.

	By:	/s/ Shannon L. Okinaka
		Name:	Shannon L. Okinaka
		Title:	Executive Vice President, Chief Financial Officer and Treasurer